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    EXHIBIT 23.1 -- CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-04731, 333-04733, 333-52565, and 333-118694) of our report dated February 9, 2005, with respect to the consolidated financial statements and schedule of TechTeam Global, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2004.


                                        /s/ Ernst & Young LLP

Detroit, Michigan
March 17, 2005